Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 3Q 2011
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7 - 8	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
9	…………….	Quarterly Global Wealth Management Group Income Statement Information
10	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
11	…………….	Quarterly Asset Management Income Statement Information
12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Country Risk Exposure - European Peripherals and France Appendix I
14	…………….	Earnings Per Share Appendix II
15 - 16	…………….	End Notes
17	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2011	June 30, 2011	Sept 30, 2010	June 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010	Change
Net revenues
Institutional Securities	$6,448	$5,189	$2,895	24%	123%	$15,229	$12,748	19%
Global Wealth Management Group	3,260	3,476	3,104	(6%)	5%	10,173	9,283	10%
Asset Management	215	645	802	(67%)	(73%)	1,486	1,865	(20%)
Intersegment Eliminations	(31)	(28)	(21)	(11%)	(48%)	(79)	(81)	2%
Consolidated net revenues	$9,892	$9,282	$6,780	7%	46%	$26,809	$23,815	13%

Income (loss) from continuing operations before tax
Institutional Securities	$3,433	$1,457	$241	136%	*	$5,287	$3,901	36%
Global Wealth Management Group	362	322	281	12%	29%	1,032	766	35%
Asset Management	(117)	165	279	*	*	175	367	(52%)
Intersegment Eliminations	0	0	0	--	--	0	(15)	*
Consolidated income (loss) from continuing operations before tax	$3,678	$1,944	$801	89%	*	$6,494	$5,019	29%

Income (loss) applicable to Morgan Stanley
Institutional Securities	$2,064	$990	$99	108%	*	$3,768	$3,214	17%
Global Wealth Management Group	169	180	144	(6%)	17%	532	353	51%
Asset Management	(59)	19	71	*	*	29	42	(31%)
Intersegment Eliminations	0	0	0	--	--	0	(12)	*
Consolidated income (loss) applicable to Morgan Stanley	$2,174	$1,189	$314	83%	*	$4,329	$3,597	20%

Notes:	-
Results for the quarters ended September 30, 2011, June 30, 2011 and September 30, 2010 include positive (negative) revenue of $3,410 million, $244 million and $(731) million, respectively, related to the movement in Morgan Stanley's credit spreads and other credit factors on certain long-term and short-term debt.

	-	Income (loss) applicable to Morgan Stanley represents consolidated income (loss) from continuing operations applicable to Morgan Stanley before gain (loss) from discontinued operations.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2011	June 30, 2011	Sept 30, 2010	June 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010	Change
Revenues:
Investment banking	$1,031	$1,695	$1,221	(39%)	(16%)	$3,940	$3,361	17%
Principal transactions:
Trading	4,961	3,485	1,441	42%	*	11,423	8,552	34%
Investments	(298)	402	820	*	*	433	1,137	(62%)
Commissions and fees	1,484	1,291	1,068	15%	39%	4,224	3,636	16%
Asset management, distribution and admin. fees	2,184	2,206	1,940	(1%)	13%	6,499	5,877	11%
Other	390	275	187	42%	109%	221	640	(65%)
Total non-interest revenues	9,752	9,354	6,677	4%	46%	26,740	23,203	15%

Interest income	1,749	1,957	1,851	(11%)	(6%)	5,560	5,334	4%
Interest expense	1,609	2,029	1,748	(21%)	(8%)	5,491	4,722	16%
Net interest	140	(72)	103	*	36%	69	612	(89%)
Net revenues	9,892	9,282	6,780	7%	46%	26,809	23,815	13%

Non-interest expenses:
Compensation and benefits	3,685	4,675	3,685	(21%)	--	12,693	11,987	6%

Non-compensation expenses:
Occupancy and equipment	386	401	399	(4%)	(3%)	1,189	1,190	--
Brokerage, clearing and exchange fees	447	416	332	7%	35%	1,268	1,051	21%
Information processing and communications	460	448	412	3%	12%	1,353	1,223	11%
Marketing and business development	145	154	134	(6%)	8%	446	421	6%
Professional services	462	494	460	(6%)	--	1,384	1,351	2%
Other	629	750	557	(16%)	13%	1,982	1,573	26%
Total non-compensation expenses	2,529	2,663	2,294	(5%)	10%	7,622	6,809	12%

Total non-interest expenses	6,214	7,338	5,979	(15%)	4%	20,315	18,796	8%

Income (loss) from continuing operations before taxes	3,678	1,944	801	89%	*	6,494	5,019	29%
Income tax provision / (benefit) from continuing operations	1,410	542	(23)	160%	*	1,696	653	160%
Income (loss) from continuing operations	2,268	1,402	824	62%	175%	4,798	4,366	10%
Gain (loss) from discontinued operations after tax	25	4	(183)	*	*	31	270	(89%)
Net income (loss)	$2,293	$1,406	$641	63%	*	$4,829	$4,636	4%
Net income (loss) applicable to noncontrolling interests	94	213	510	(56%)	(82%)	469	769	(39%)
Net income (loss) applicable to Morgan Stanley	2,199	1,193	131	84%	*	4,360	3,867	13%
Preferred stock dividend / Other	46	1,751	222	(97%)	(79%)	2,025	896	126%
Earnings (loss) applicable to Morgan Stanley common shareholders	$2,153	$(558)	$(91)	*	*	$2,335	$2,971	(21%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	2,174	1,189	314	83%	*	4,329	3,597	20%
Gain (loss) from discontinued operations after tax	25	4	(183)	*	*	31	270	(89%)
Net income (loss) applicable to Morgan Stanley	$2,199	$1,193	$131	84%	*	$4,360	$3,867	13%

Pre-tax profit margin	37%	21%	12%			24%	21%
Compensation and benefits as a % of net revenues	37%	50%	54%			47%	50%
Non-compensation expenses as a % of net revenues	26%	29%	34%			28%	29%

Effective tax rate from continuing operations	38.3%	27.9%	*			26.1%	13.0%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
The quarter ended June 30, 2011, preferred stock dividend/other included a one-time negative adjustment of approximately $1.7 billion related to the conversion of Series B Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock held by Mitsubishi UFJ Financial Group, Inc. (MUFG), into Morgan Stanley common stock (MUFG conversion).

-
The quarter ended September 30, 2010 included a tax gain of $176 million associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated.  Excluding the discrete tax gain, the effective tax rate for the quarter would have been 19.1%.

	-	Preferred stock dividend / Other includes allocation of earnings to Participating Restricted Stock Units (RSUs) and China Investment Corporation (CIC) equity units.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2011	June 30, 2011	Sept 30, 2010	June 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010	Change

Income (loss) from continuing operations	$2,268	$1,402	$824	62%	175%	$4,798	$4,366	10%
Net income (loss) from continuing operations applicable to noncontrolling interest	94	213	510	(56%)	(82%)	469	769	(39%)
Income from continuing operations applicable to Morgan Stanley	2,174	1,189	314	83%	*	4,329	3,597	20%
Less: Preferred Dividends	(24)	(24)	(220)	--	89%	(268)	(660)	59%
Less: MUFG preferred stock conversion	-	(1,726)	-	*	--	(1,726)	-	*
Income from continuing operations applicable to Morgan Stanley, prior to allocation of income to CIC Equity Units and Participating Restricted Stock Units	2,150	(561)	94	*	*	2,335	2,937	(20%)

Basic EPS Adjustments:
Less: Allocation of undistributed earnings to CIC Equity Units	0	0	0	--	--	0	(118)	*
Less: Allocation of earnings to Participating Restricted Stock Units	(22)	(1)	(3)	*	*	(31)	(92)	66%
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$2,128	$(562)	$91	*	*	$2,304	$2,727	(16%)

Gain (loss) from discontinued operations after tax	25	4	(183)	*	*	31	270	(89%)
Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--	0	0	--
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	25	4	(183)	*	*	31	270	(89%)
Less: Allocation of undistributed earnings to CIC Equity Units	0	0	0	--	--	0	(18)	*
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	1	--	*	0	(8)	*
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	25	4	(182)	*	*	31	244	(87%)

Earnings (loss) applicable to Morgan Stanley common shareholders	$2,153	$(558)	$(91)	*	*	$2,335	$2,971	(21%)

Average basic common shares outstanding (millions)	1,848	1,464	1,377	26%	34%	1,590	1,337	19%

Earnings per basic share:
Income from continuing operations	$1.15	$(0.38)	$0.07	*	*	$1.45	$2.04	(29%)
Discontinued operations	$0.01	$-	$(0.14)	*	*	$0.02	$0.18	(89%)
Earnings per basic share	$1.16	$(0.38)	$(0.07)	*	*	$1.47	$2.22	(34%)

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$2,128	$(562)	$91	*	*	$2,304	$2,727	(16%)

Diluted EPS Adjustments:
Income impact of assumed conversions:
Preferred stock dividends (Series B - Mitsubishi)	0	0	0	--	--	0	588	*
Assumed conversion of CIC	0	0	(16)	--	*	0	75	*
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$2,128	$(562)	$75	*	*	$2,304	$3,390	(32%)

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	25	4	(182)	*	*	31	244	(87%)
Assumed conversion of CIC	0	0	0	--	--	0	41	*

Earnings (loss) applicable to common shareholders plus assumed conversions	$2,153	$(558)	$(107)	*	*	$2,335	$3,675	(36%)

Average diluted common shares outstanding and common stock equivalents (millions)	1,869	1,464	1,443	28%	30%	1,608	1,710	(6%)

Earnings per diluted share:
Income from continuing operations	$1.14	$(0.38)	$0.05	*	*	$1.43	$1.98	(28%)
Discontinued operations	$0.01	$-	$(0.12)	*	*	$0.02	$0.17	(88%)
Earnings per diluted share	$1.15	$(0.38)	$(0.07)	*	*	$1.45	$2.15	(33%)

Notes:	-
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 14 of the financial supplement and Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2010.

	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2011		June 30, 2011		Sept 30, 2010		June 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010	Change

Regional revenue (1)
Americas	$6,582		$6,629		$4,777		(1%)	38%	$18,701	$16,650	12%
EMEA (Europe, Middle East, Africa)	2,243		1,572		1,002		43%	124%	5,519	4,728	17%
Asia	1,067		1,081		1,001		(1%)	7%	2,589	2,437	6%
Consolidated net revenues	$9,892		$9,282		$6,780		7%	46%	$26,809	$23,815	13%

Worldwide employees	62,648		62,964		62,864		(1%)	--
Total assets	$794,939		$830,747		$841,372		(4%)	(6%)
Firmwide deposits	66,184		65,525		61,202		1%	8%
Consolidated assets under management or supervision (billions):
Asset Management	268		296		266		(9%)	1%
Global Wealth Management	472		516		449		(9%)	5%
Total	740		812		715		(9%)	3%

Common equity (2)	60,320		58,199		47,279		4%	28%
Preferred equity (2)	1,508		1,508		9,597		--	(84%)
Morgan Stanley shareholders' equity	61,828		59,707		56,876		4%	9%
Junior subordinated debt issued to capital trusts	4,836		4,826		4,822		--	--
Less: Goodwill and intangible assets (3)	(6,761)		(6,860)		(7,091)		1%	5%
Tangible Morgan Stanley shareholders' equity	$59,903		$57,673		$54,607		4%	10%
Tangible common equity	$53,559		$51,339		$40,188		4%	33%

Leverage Ratio	13.3	x	14.4	x	15.4	x

Return on average common equity
from continuing operations	14.5%		*		0.9%
Return on average common equity	14.7%		*		*

Period end common shares outstanding (000's)	1,927,540		1,929,033		1,512,990		--	27%

Book value per common share (4)	$31.29		$30.17		$31.25		4%	--
Tangible book value per common share (4)	$27.79		$26.61		$26.56		4%	5%

Notes:	-	All data presented in millions except ratios, book values and number of employees.
-
Consolidated assets under management has been recast to exclude the share of minority stake assets which represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.

	-	Goodwill and intangible assets exclude noncontrolling interests and reflect the Firm's share of Morgan Stanley Smith Barney (MSSB) goodwill and intangible assets.
-
Tangible common equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy. Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.

-
Leverage ratio is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy. Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.

	-	For the quarter ended June 30, 2011, the negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity.
	-	Book value per common share equals common equity divided by period end common shares outstanding.
-
Tangible book value per common share is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy. Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

	-	Tangible Morgan Stanley shareholders' equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.
	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended
	September 30, 2011			June 30, 2011			September 30, 2010
	Average			Average			Average
	Tier 1 capital (1)	Common equity (1)	Return on average common equity	Tier 1 capital (1)	Common equity (1)	Return on average common equity	Tier 1 capital (1)	Common equity (1)	Return on average common equity
Institutional Securities	$26.0	$29.3	28%	$25.1	$22.1	*	$26.3	$17.3	*
Global Wealth Management Group	3.6	8.3	8%	3.4	7.1	*	2.5	6.6	8%
Asset Management	1.6	2.5	*	1.4	2.0	*	2.0	2.2	12%
Parent capital	20.6	19.0		20.7	18.4		22.8	18.0
Total - continuing operations	51.8	59.1	15%	50.6	49.6	*	53.6	44.1	1%
Discontinued operations	0.0	0.0		0.0	0.0		0.1	0.1
Firm	$51.8	$59.1	15%	$50.6	$49.6	*	$53.7	$44.2	*

	Nine Months Ended						Nine Months Ended
	September 30, 2011						September 30, 2010
	Average						Average

	Tier 1 capital (1)	Common equity (1)	Return on average common equity				Tier 1 capital (1)	Common equity (1)	Return on average common equity
Institutional Securities	$24.7	$23.9	11%				$26.0	$17.5	23%
Global Wealth Management Group	3.4	7.4	5%				2.8	6.8	6%
Asset Management	1.5	2.2	*				1.8	2.1	2%
Parent capital	21.0	18.8					20.4	14.0
Total - continuing operations	50.6	52.3	6%				51.0	40.4	10%
Discontinued operations	0.0	0.0					0.2	0.3
Firm	$50.6	$52.3	6%				$51.2	$40.7	10%

Notes:	-
The negative adjustment of $1.7 billion related to the MUFG conversion in the quarter ended June 30, 2011 was allocated to the business segments and included in the numerator for the purpose of calculating the return on average common equity as follows: Institutional Securities $1.4 billion, Global Wealth Management $0.2 billion and Asset Management $0.1 billion.

Excluding this negative adjustment, the return on average common equity for the quarter ended June 30, 2011 and nine months ended September 30, 2011 would have been:
Quarter: Firm: 9%, Institutional Securities: 18%, Global Wealth Management: 10% and Asset Management: 4%
Nine Months: Firm: 10%, Institutional Securities: 20%, Global Wealth Management: 9% and Asset Management: 1%
	-	The return on average common equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.
	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2011	June 30, 2011	Sept 30, 2010	June 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010	Change
Revenues:
Investment banking	$864	$1,473	$1,008	(41%)	(14%)	$3,345	$2,780	20%
Principal transactions:
Trading	4,781	3,209	1,090	49%	*	10,636	7,624	40%
Investments	(119)	150	387	*	*	174	493	(65%)
Commissions and fees	814	603	504	35%	62%	2,087	1,701	23%
Asset management, distribution and admin. fees	31	34	15	(9%)	107%	96	80	20%
Other	302	130	70	132%	*	(141)	263	*
Total non-interest revenues	6,673	5,599	3,074	19%	117%	16,197	12,941	25%

Interest income	1,369	1,573	1,538	(13%)	(11%)	4,422	4,293	3%
Interest expense	1,594	1,983	1,717	(20%)	(7%)	5,390	4,486	20%
Net interest	(225)	(410)	(179)	45%	(26%)	(968)	(193)	*
Net revenues	6,448	5,189	2,895	24%	123%	15,229	12,748	19%

Compensation and benefits	1,550	2,240	1,490	(31%)	4%	5,743	5,296	8%
Non-compensation expenses	1,465	1,492	1,164	(2%)	26%	4,199	3,551	18%
Total non-interest expenses	3,015	3,732	2,654	(19%)	14%	9,942	8,847	12%

Income (loss) from continuing operations before taxes	3,433	1,457	241	136%	*	5,287	3,901	36%
Income tax provision / (benefit) from continuing operations	1,309	350	(131)	*	*	1,281	419	*
Income (loss) from continuing operations	2,124	1,107	372	92%	*	4,006	3,482	15%
Gain (loss) from discontinued operations after tax	(3)	1	(202)	*	99%	(5)	(1,165)	100%
Net income (loss)	2,121	1,108	170	91%	*	4,001	2,317	73%
Net income (loss) applicable to noncontrolling interests	60	117	273	(49%)	(78%)	238	268	(11%)
Net income (loss) applicable to Morgan Stanley	$2,061	$991	$(103)	108%	*	$3,763	$2,049	84%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	2,064	990	99	108%	*	3,768	3,214	17%
Gain (loss) from discontinued operations after tax	(3)	1	(202)	*	99%	(5)	(1,165)	100%
Net income (loss) applicable to Morgan Stanley	$2,061	$991	$(103)	108%	*	$3,763	$2,049	84%

Return on average common equity
from continuing operations	28%	*	*			11%	23%
Pre-tax profit margin	53%	28%	8%			35%	31%
Compensation and benefits as a % of net revenues	24%	43%	52%			38%	42%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
The negative adjustment related to the MUFG conversion in the quarter ended June 30, 2011 was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Institutional Securities would have been 18% and 20%, respectively, for the quarter ended June 30, 2011 and the nine months ended September 30, 2011.

	-	For the quarter ended September 30, 2010, discontinued operations included a loss of $229 million due to a write-down and related costs associated with the planned disposition of Revel.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2011	June 30, 2011	Sept 30, 2010	June 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010	Change

Investment Banking
Advisory revenues	$413	$533	$371	(23%)	11%	$1,331	$986	35%
Underwriting revenues
Equity	239	419	260	(43%)	(8%)	943	793	19%
Fixed income	212	521	377	(59%)	(44%)	1,071	1,001	7%
Total underwriting revenues	451	940	637	(52%)	(29%)	2,014	1,794	12%

Total investment banking revenues	$864	$1,473	$1,008	(41%)	(14%)	$3,345	$2,780	20%

Sales & Trading
Equity	$1,961	$1,853	$925	6%	112%	$5,516	$3,759	47%
Fixed income and Commodities	3,883	2,093	847	86%	*	7,746	5,896	31%
Other	(443)	(510)	(342)	13%	(30%)	(1,411)	(443)	*
Total sales & trading net revenues	$5,401	$3,436	$1,430	57%	*	$11,851	$9,212	29%

Investments & Other
Investments	$(119)	$150	$387	*	*	$174	$493	(65%)
Other	302	130	70	132%	*	(141)	263	*
Total investments & other revenues	$183	$280	$457	(35%)	(60%)	$33	$756	(96%)

Total Institutional Securities net revenues	$6,448	$5,189	$2,895	24%	123%	$15,229	$12,748	19%

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$77	$117	$117
Equity price	$35	$31	$28
Foreign exchange rate	$19	$20	$17
Commodity price	$32	$29	$30

Aggregation of Primary Risk Categories	$93	$135	$123

Credit Portfolio VaR	$104	$97	$70

Trading VaR	$130	$145	$142

Notes:	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sept 30, 2011	June 30, 2011	Sept 30, 2010	June 30, 2011	Sept 30, 2010

Corporate funded loans
Investment grade	$6.0	$7.2	$4.6	(17%)	30%
Non-investment grade	7.7	7.1	6.8	8%	13%
Total corporate funded loans	$13.7	$14.3	$11.4	(4%)	20%

Corporate lending commitments
Investment grade	$55.1	$53.2	$47.7	4%	16%
Non-investment grade	17.9	18.5	12.6	(3%)	42%
Total corporate lending commitments	$73.0	$71.7	$60.3	2%	21%

Corporate funded loans plus lending commitments
Investment grade	$61.1	$60.4	$52.3	1%	17%
Non-investment grade	$25.6	$25.6	$19.4	--	32%

% investment grade	70%	70%	73%
% non-investment grade	30%	30%	27%

Total corporate funded loans and lending commitments	$86.7	$86.0	$71.7	1%	21%
Hedges	$41.4	$34.0	$21.3	22%	94%

Notes:	-
In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its event driven or relationship lending activities.  For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2010.

-
For the quarters ended September 30, 2011, June 30, 2011, and September 30, 2010 the leveraged acquisition finance portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $7.0 billion, $7.2 billion and $4.0 billion, respectively.

	-	The hedge balance reflects the notional amount utilized by the lending business.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2011	June 30, 2011	Sept 30, 2010	June 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010	Change
Revenues:
Investment banking	$162	$219	$211	(26%)	(23%)	$585	$585	--
Principal transactions:
Trading	185	289	386	(36%)	(52%)	808	977	(17%)
Investments	(3)	5	5	*	*	6	11	(45%)
Commissions and fees	670	689	564	(3%)	19%	2,138	1,938	10%
Asset management, distribution and admin. fees	1,775	1,781	1,529	--	16%	5,239	4,729	11%
Other	97	145	107	(33%)	(9%)	333	262	27%
Total non-interest revenues	2,886	3,128	2,802	(8%)	3%	9,109	8,502	7%

Interest income	467	466	404	--	16%	1,387	1,130	23%
Interest expense	93	118	102	(21%)	(9%)	323	349	(7%)
Net interest	374	348	302	7%	24%	1,064	781	36%
Net revenues	3,260	3,476	3,104	(6%)	5%	10,173	9,283	10%

Compensation and benefits	2,002	2,150	1,910	(7%)	5%	6,277	5,848	7%
Non-compensation expenses	896	1,004	913	(11%)	(2%)	2,864	2,669	7%
Total non-interest expenses	2,898	3,154	2,823	(8%)	3%	9,141	8,517	7%

Income (loss) from continuing operations before taxes	362	322	281	12%	29%	1,032	766	35%
Income tax provision / (benefit) from continuing operations	141	138	93	2%	52%	370	218	70%
Income (loss) from continuing operations	221	184	188	20%	18%	662	548	21%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	221	184	188	20%	18%	662	548	21%
Net income (loss) applicable to noncontrolling interests	52	4	44	*	18%	130	195	(33%)
Net income (loss) applicable to Morgan Stanley	$169	$180	$144	(6%)	17%	$532	$353	51%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	169	180	144	(6%)	17%	532	353	51%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss) applicable to Morgan Stanley	$169	$180	$144	(6%)	17%	$532	$353	51%

Return on average common equity
from continuing operations	8%	*	8%			5%	6%
Pre-tax profit margin	11%	9%	9%			10%	8%
Compensation and benefits as a % of net revenues	61%	62%	62%			62%	63%

Notes:	-	The tax provision / (benefit) for all periods includes the Firm's interest in MSSB.
	-	Net income (loss) applicable to noncontrolling interests reflects the 49% allocation of MSSB's pre-tax results to Citigroup.
-
The negative adjustment related to the MUFG conversion in the quarter ended June 30, 2011 was included in the numerator in the calculation of the return on average common equity.  Excluding this negative adjustment, the return on average common equity for Global Wealth Management would have been 10% and 9%, respectively, for the quarter ended June 30, 2011 and nine months ended September 30, 2011.

-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	Sept 30, 2011	June 30, 2011	Sept 30, 2010	June 30, 2011	Sept 30, 2010

Global representatives	17,291	17,638	18,119	(2%)	(5%)

Annualized revenue per global
representative (000's)	$747	$785	$686	(5%)	9%

Assets by client segment (billions)
$10m or more	482	539	485	(11%)	(1%)
$1m - $10m	665	735	678	(10%)	(2%)
Subtotal - > $1m	1,147	1,274	1,163	(10%)	(1%)
$100k - $1m	379	397	397	(5%)	(5%)
< $100k	38	38	43	--	(12%)
Total client assets (billions)	$1,564	$1,709	$1,603	(8%)	(2%)

% of assets by client segment > $1m	73%	75%	73%

Fee-based client account assets (billions)	$465	$509	$437	(9%)	6%
Fee-based assets as a % of client assets	30%	30%	27%

Bank deposit program (millions)	$109,049	$110,354	$108,701	(1%)	--

Client assets per global
representative (millions)	$90	$97	$88	(7%)	2%

Global retail net new assets (billions)	$15.5	$2.9	$5.0	*	*

Global fee based asset flows (billions)	$10.1	$9.7	$4.8	4%	110%

Global retail locations	772	804	867	(4%)	(11%)

Notes:	-	Annualized revenue per global representative is defined as annualized revenue divided by average global representative headcount.
	-	Fee-based client account assets represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
-
For the quarters ended September 30, 2011, June 30, 2011, and September 30, 2010, approximately $56 billion, $56 billion and $52 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.

	-	Global fee based asset flows represents the net asset flows, excluding interest and dividends, in client accounts where the basis of payment for services is a fee calculated on those assets.
	-	Client assets per global representative represents total client assets divided by period end global representative headcount.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2011	June 30, 2011	Sept 30, 2010	June 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010	Change
Revenues:
Investment banking	$5	$3	$2	67%	150%	$10	$9	11%
Principal transactions:
Trading	(3)	(11)	(34)	73%	91%	(15)	(45)	67%
Investments (1)	(176)	247	427	*	*	253	632	(60%)
Commissions and fees	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	404	413	415	(2%)	(3%)	1,226	1,212	1%
Other	(6)	3	12	*	*	39	118	(67%)
Total non-interest revenues	224	655	822	(66%)	(73%)	1,513	1,926	(21%)

Interest income	3	3	9	--	(67%)	10	18	(44%)
Interest expense	12	13	29	(8%)	(59%)	37	79	(53%)
Net interest	(9)	(10)	(20)	10%	55%	(27)	(61)	56%
Net revenues	215	645	802	(67%)	(73%)	1,486	1,865	(20%)

Compensation and benefits	133	285	285	(53%)	(53%)	673	842	(20%)
Non-compensation expenses	199	195	238	2%	(16%)	638	656	(3%)
Total non-interest expenses	332	480	523	(31%)	(37%)	1,311	1,498	(12%)

Income (loss) from continuing operations before taxes	(117)	165	279	*	*	175	367	(52%)
Income tax provision / (benefit) from continuing operations	(40)	54	15	*	*	45	19	137%
Income (loss) from continuing operations	(77)	111	264	*	*	130	348	(63%)
Gain (loss) from discontinued operations after tax	28	3	19	*	47%	36	654	(94%)
Net income (loss)	(49)	114	283	*	*	166	1,002	(83%)
Net income (loss) applicable to noncontrolling interests (1)	(18)	92	193	*	*	101	306	(67%)
Net income (loss) applicable to Morgan Stanley	$(31)	$22	$90	*	*	$65	$696	(91%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	(59)	19	71	*	*	29	42	(31%)
Gain (loss) from discontinued operations after tax	28	3	19	*	47%	36	654	(94%)
Net income (loss) applicable to Morgan Stanley	$(31)	$22	$90	*	*	$65	$696	(91%)

Return on average common equity
from continuing operations	*	*	12%			*	2%
Pre-tax profit margin	*	26%	35%			12%	20%
Compensation and benefits as a % of net revenues	62%	44%	36%			45%	45%

Notes:	-
The negative adjustment related to the MUFG conversion for the quarter ended June 30, 2011 was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Asset Management would have been 4% and 1%, respectively, for the quarter ended June 30, 2011 and nine months ended September 30, 2011.

-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2011	June 30, 2011	Sept 30, 2010	June 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010	Change

Net Revenues
Traditional Asset Management	$292	$366	$310	(20%)	(6%)	$983	$851	16%
Real Estate Investing (1)	61	175	280	(65%)	(78%)	354	542	(35%)
Merchant Banking (2)	(138)	104	212	*	*	149	472	(68%)
Total Asset Management	$215	$645	$802	(67%)	(73%)	$1,486	$1,865	(20%)

Assets under management or supervision

Net flows by asset class (3)
Traditional Asset Management
Equity	$(0.7)	$1.4	$0.8	*	*	$2.7	$(0.6)	*
Fixed income	(1.0)	(2.4)	(0.3)	58%	*	(4.0)	0.2	*
Liquidity	(4.7)	16.5	1.5	*	*	13.4	(6.8)	*
Alternatives	0.0	0.2	0.0	*	--	0.1	(0.2)	*
Total Traditional Asset Management	(6.4)	15.7	2.0	*	*	12.2	(7.4)	*

Real Estate Investing	0.6	(0.1)	1.2	*	(50%)	0.7	1.9	(63%)

Merchant Banking
Private Equity	0.0	0.1	0.1	*	*	0.1	0.5	(80%)
FrontPoint	0.0	0.0	(0.4)	--	*	(1.7)	(0.1)	*
Total Merchant Banking	0.0	0.1	(0.3)	*	*	(1.6)	0.4	*

Total net flows	$(5.8)	$15.7	$2.9	*	*	$11.3	$(5.1)	*

Assets under management or supervision by asset class (4)
Traditional Asset Management
Equity	$98	$119	$103	(18%)	(5%)
Fixed income	58	61	63	(5%)	(8%)
Liquidity	67	72	52	(7%)	29%
Alternatives	18	18	17	--	6%
Total Traditional Asset Management	241	270	235	(11%)	3%

Real Estate Investing	18	17	15	6%	20%

Merchant Banking
Private Equity	9	9	9	--	--
FrontPoint (5)	0	0	7	--	*
Total Merchant Banking	9	9	16	--	(44%)

Total Assets Under Management or Supervision	$268	$296	$266	(9%)	1%

Share of minority stake assets	6	7	7	(14%)	(14%)

Notes:	-	Fixed income outflows for the quarter ended June 30, 2011 include $1.3 billion due to the revised treatment of assets under management (AUM) previously reported as net flows.
	-	Alternatives include a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
	-	The share of minority stake assets represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

This page represents an addendum to the 3Q 2011 Financial Supplement, Appendix I

MORGAN STANLEY
Country Risk Exposure (1) - European Peripherals and France
(unaudited, dollars in millions)

		Net					Net
	Net	Counterparty	Funded	CDS			Funded
	Inventory (2)	Exposure (3)	Lending	Adjustment (4)	Subtotal	Hedges (5)	Exposure
Greece	$153	$32	$138	$29	$352	$(65)	$287
Ireland	(67)	38	-	4	(25)	(23)	(48)
Italy	290	3,660	128	499	4,577	(2,784)	1,793
Spain	(479)	439	367	660	987	(488)	499
Portugal	(583)	157	127	94	(205)	(217)	(422)

Total Peripherals (6)	$(686)	$4,326	$760	$1,286	$5,686	$(3,577)	$2,109

France (6)	$(2,331)	$2,898	$377	$585	$1,529	$(1,815)	$(286)

(1)
Country Risk Exposure, measured in accordance with the Company’s internal risk management standards, includes obligations from sovereign governments, corporations, clearinghouses and financial institutions.

(2)	Inventory, both long and short single name positions (i.e., bonds, CDS, equities).
(3)	Net counterparty exposure (i.e., repurchase transactions, securities lending and OTC derivatives), less collateral.
(4)
CDS adjustment represents credit protection purchased from European peripheral banks on European peripheral sovereign and financial institution risk, or French banks on French sovereign and financial institution risk and applies to both short inventory positions and hedges.

(5)	Hedges on net counterparty exposure and lending.
(6)
In addition, at September 30, 2011, the Company had European peripheral country exposure for overnight deposits with banks of approximately $386 million and unfunded loans to corporations in the European peripheral countries and France of $904 million and $1,774 million, respectively.

- Refer to Legal Notice on page 17.

This page represents an addendum to the 3Q 2011 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended September 30, 2011
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,848	99%		$92	$2,036	$2,128	(6)	$1.15
Participating Restricted Stock Units (1)	20	1%		$1	$21	$22	(7)	N/A
	1,868	100%	$2,150	$93	$2,057	$2,150

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,848	99%		$0	$25	$25	(6)	$0.01
Participating Restricted Stock Units (1)	20	1%		$0	$0	$0	(7)	N/A
	1,868	100%	$25	$0	$25	$25

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,848	99%		$92	$2,061	$2,153	(6)	$1.16
Participating Restricted Stock Units (1)	20	1%		$1	$21	$22	(7)	N/A
	1,868	100%	$2,175	$93	$2,082	$2,175

Note:	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
End Notes

Page 4:
(1)	Reflects the regional view of the Firm's consolidated net revenues, on a managed basis, based on the following methodology:
Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management:
client location except for the merchant banking business which is based on asset location.
(2)	Beginning in the quarter ended June 30, 2011, the increase in common equity and decrease in preferred equity reflect the MUFG conversion.
(3)	Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended September 30, 2011, June 30, 2011 and September 30, 2010 of $120 million, $120 million and $125 million, respectively.
(4)	For the quarter ended June 30, 2011 book value and tangible book value decreased by $2.29 and $1.41 per share, respectively, related to the conversion of Firm convertible preferred stock held by MUFG into approximately 385 million shares of common stock.

Page 5:
(1)	The Firm’s capital management approach includes an estimation of an amount of capital the Firm and its businesses require over a wide range of market environments. Tier 1 capital, Tier 1 common equity and common equity are designated to segments based on the capital usage calculated by the Firm’s Required Capital framework, an internal adequacy measure, which considers a combination of a base amount of capital and an amount of economic capital reserved to absorb extreme stress events. The Firm defines parent capital as capital not specifically designated to a particular business segment. The Firm generally holds parent capital for prospective regulatory requirements, organic growth, acquisitions and other capital needs. The Firm's Required Capital is met by regulatory Tier 1 capital or Tier 1 common equity.
The Required Capital framework will continue to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.

Page 7:
(1)	Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Trading VaR for all primary market risk categories has been recast for all periods to exclude credit portfolio VaR which includes mark-to-market relationship lending exposures and associated hedges as well as counterparty credit risk valuation adjustments including its related hedges. Credit portfolio VaR is disclosed as a separate category. The Firm considers this new allocation method to be a more transparent view of the Firm's traded market risk. For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative
Disclosures about Market Risk" included in the Firm's 10-K for the year ended December 31, 2010.

Page 11:
(1)	The quarters ended September 30, 2011, June 30, 2011 and September 30, 2010 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements. The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests.

Page 12:
(1)	Real Estate Investing revenues include gains or losses related to principal investments held by certain consolidated real estate funds.
These gains or losses are offset in the net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended September 30, 2011, June 30, 2011 and September 30, 2010 are $(13) million, $95 million and $203 million, respectively.
(2)	Merchant Banking revenues include gains or losses related to entities in which Asset Management owns a minority stake, including
FrontPoint subsequent to the Firm's restructuring of its ownership of that business during the quarter ended March 31, 2011.

MORGAN STANLEY
End Notes

(3)	Net Flows by region [inflow / (outflow)] for the quarters ended September 30, 2011, June 30, 2011 and September 30, 2010 are:
North America: $(4.2) billion, $14.5 billion and $(0.5) billion
International: $(1.6) billion, $1.2 billion and $3.4 billion
(4)	Assets under management or supervision by region for the quarters ended September 30, 2011, June 30, 2011 and September 30, 2010 are:
North America: $176 billion, $193 billion and $172 billion
International: $92 billion, $103 billion and $94 billion
(5)	Assets under management or supervision for the quarter ended September 30, 2011 exclude FrontPoint whereas the quarter ended September 30, 2010 include assets under management or supervision of $7.0 billion related to FrontPoint.

Page 14:
(1)	Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid)
are participating securities and are included in the computation of EPS pursuant to the two-class method. Restricted Stock Units ("RSUs")
that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding
(if dilutive) under the treasury stock method.
(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)	Represents net income from continuing operations, gain (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley for the quarter ended September 30, 2011 prior to allocations to participating RSUs.
(4)	Distributed earnings represent the dividends declared on common shares and participating RSUs for the quarter ended September 30, 2011.
The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date. During the quarter ended September 30, 2011, a $0.05 dividend was declared on common shares outstanding and participating RSUs.
(5)	The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.
(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's third quarter earnings press release issued October 19, 2011.